UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2018

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 13, 2018, Dycom Industries, Inc. (the “Company”) issued a press release lowering expectations for the second quarter of fiscal 2019 and guidance for the full fiscal year, and providing guidance for the third quarter of fiscal 2019. Additionally, on August 13, 2018, the Company made available related materials to be discussed during the Company's webcast and conference call referred to in such press release. A copy of the press release and related conference call materials are furnished as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 13, 2018, the Company issued a press release lowering expectations for the second quarter of fiscal 2019 and guidance for the full fiscal year, and providing guidance for the third quarter of fiscal 2019. Additionally, on August 13, 2018, the Company made available related materials to be discussed during the Company's webcast and conference call referred to in such press release. A copy of the press release and related conference call materials are furnished as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references this Current Report on Form 8-K.

Cautionary Statement Regarding Preliminary Results and Outlook

The financial information contained in the press release (furnished as Exhibit 99.1) and the related materials referred to in the press release (furnished as Exhibit 99.2) for the quarter ended July 28, 2018 is preliminary and represents estimates of financial results for the quarter then ended. When the Company files its Quarterly Report on Form 10-Q for the quarter ended July 28, 2018, such information may differ from this preliminary information as a result of the completion of the Company's financial closing procedures, final adjustments, or other developments that may arise between now and the time the Company files its Quarterly Report on Form 10-Q. The Company plans to announce second quarter financial results on August 29, 2018. Additionally, the revised guidance for fiscal 2019 and the guidance for the quarter ending October 27, 2018 included in the press release (furnished as Exhibit 99.1) and the related materials referred to in the press release (furnished as Exhibit 99.2) are subject to risks and uncertainties that could cause actual results for fiscal 2019 and the quarter ending October 27, 2018 to differ materially from this guidance. The guidance will be updated, as necessary, as part of the Company’s second quarter results release scheduled for Wednesday, August 29, 2018.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for fiscal 2019 and the third quarter of fiscal 2019, and statements found under the “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures” section of the release. Forward looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. The most significant of these risks and uncertainties are described in our Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and include business and economic conditions and trends in the telecommunications industry affecting the Company’s customers, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, preliminary purchase price allocations of acquired businesses, expected benefits and synergies of acquisitions, the future impact of any acquisitions or dispositions, adjustments and cancellations related to the Company’s backlog, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, and the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

99.1
Press release dated August 13, 2018 by Dycom Industries, Inc. lowering expectations for fiscal 2019 second quarter results and guidance for the full fiscal year, and providing guidance for the next fiscal quarter.

99.2	Slide presentation relating to the webcast and conference call to be held on August 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2018

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Vice President, General Counsel and Corporate Secretary